UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2018 (August 15, 2018)

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Cool Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

48 NW 25th Street, Suite 108

Miami, FL 33127
(Address of principal executive offices, including zip code)

(786) 675-5246
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 15, 2018, Cool Holdings, Inc., a Delaware corporation (the “Company”), entered into exchange agreements, in form attached hereto as Exhibit 10.1, pursuant to which the Company agreed to exchange principal and accrued interest of existing promissory notes issued to twenty-one (21) holders in the aggregate amount of $11,444,967.69 for the issuance of 3,110,034 units at a price of $3.68 per unit (the “Exchange”).  Each unit is comprised of (i) one share of common stock of the Company (“Common Stock”) or 0% Series A Preferred stock of the Company (“Preferred Stock”), subject to the election of the recipient, and (ii) a warrant to purchase one share of Common Stock with an exercise price of $3.56 per share. The warrants are exercisable beginning six months after issuance and expire three years from the date of issuance.  The form of warrant is attached hereto as Exhibit 10.2.  Each share of Preferred Stock is convertible into Common Stock on a one-for-one basis.  The Exchange was made in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), provided by Section 3(a)(9) of the Act, and all of the securities issued in the transaction are “restricted securities,” as defined in Rule 144(a)(3), promulgated under the Act.

The foregoing information is a summary of the agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, which are incorporated herein by reference. Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 3.02. Unregistered Sales of Equity Securities

The information called for by this item is contain in Item 1.01, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 16, 2018, the Company issued a press release announcing the Exchange. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Form of Exchange Agreement.
10.2	Form of Warrant.
99.1	Press Release dated August 16, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cool Holdings, Inc.

Date:	August 16, 2018	By:	/s/ Alfredo Carrasco
Alfredo Carrasco
Chief Financial Officer